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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   MARCH 9, 2000

                                OGDEN CORPORATION
              (EACH NAME OF REGISTRANT AS SPECIFIED IN THE CHARTER)

DELAWARE                         1-3122                     13-5549268
-------------------------------  ------------------------   -------------------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION)                                              IDENTIFICATION NO.)

TWO PENNSYLVANIA PLAZA           NEW YORK, NEW YORK         10121
----------------------           ------------------         -------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    ZIP CODE


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212)868-6000


                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. OTHER EVENTS

        On March 9, 2000 Ogden Corporation issued a press release, a copy of which is attached hereto as Exhibit A, and on March 30, 2000 Ogden Corporation issued two press releases, copies of which are attached hereto as Exhibits B and C.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of business acquired: Not Applicable

        (b) Pro forma financial information: Not Applicable

        (c) Exhibits:

                A) Press Release of Ogden Corporation reporting that it had signed a definitive agreement to sell its theme and water parks - related division, dated March 9, 2000, attached as Exhibit A.

                B) Press Release of Ogden Corporation reporting that it had signed a definitive agreement to sell its Food and Beverage Concessions and Venue Management businesses, dated March 30, 2000, attached as Exhibit B.

                C) Press Release of Ogden Corporation reporting results for the full year and fourth quarter ended December 31, 1999, dated March 30, 2000, attached as Exhibit C.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     OGDEN CORPORATION

Dated: April 3, 2000                 By:  /s/ J. L. EFFINGER
                                          -------------------------
                                          J. L. Effinger
                                          Assistant Secretary